United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

June 22, 2011

Date of Report

[Date of Earliest Event Reported]

LYFE COMMUNICATIONS, INC.

(Exact name of Registrant as specified in its Charter)

Utah	000-50892	87-0638511
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

912 West Baxter Drive, Suite 200

South Jordan, Utah 84095

 (Address of Principal Executive Offices)

(801) 478-2470

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally and in the markets in which we have and may participate, competition within our chosen industry, the state of our technology and technological advances, our failure to successfully develop, compete in and finance our current and intended business operations and our funding expectations outlined below, among others.

Item 7.01  Regulation FD Disclosure.

These assets were initially acquired under a Purchase Agreement dated May 14, 2010, which was filed as Exhibit 10 to the Company’s 10-QA Quarterly Report for the quarter ended March 31, 2010, filed with the Securities and Exchange Commission (the “SEC”) on May 19, 2010. The acquisition was also announced in a Press Release dated July 20, 2010, which was filed in an 8-K Current Report of the same date.   Ygnition continued to operate the se assets at the expense of the Company until the Company assumed control of them on or about June 22, 2011 .  Ygnition had operated these assets at a loss, amounting to $146,044, and with the closing of this acquisition , the Company and Ygnition eliminated the cost over runs during the period from May 14, 2010, until June 22, 2011, in consideration of services provided by the Company in that amount .  With th e closing of this acquisition and the assumption of control of these assets by the Company , the assets are now cash flow positive and any potential obligations of the Company to Ygnition stemming from the interim period during which Ygnition operated these assets has been eliminated.

See Exhibit 99.1, a Press Release dated June 22, 2011, a copy of which is attached hereto and incorporated herein by reference.

Also see the Purchase Agreement dated May 14, 2010, which was attached as Exhibit 10.1 to our 10Q/A for the quarter ended March 31, 2010.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit Description and Exhibit No.

99.1

Press Release dated June 22, 2011.

10

Purchase Agreement*

*  Incorporated by reference from the Company’s 10-QA Quarterly Report for the quarter ended March 31, 2010, filed with the SEC on May 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFE COMMUNICATIONS, INC.

Date:	July 13, 2011	By:	/s/Greg Smith
Greg Smith
CEO

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